                               EXHIBIT 10.10


                      Amendment to Security Agreement
                 and Acknowledgment of Security Interests


     Amendment to Security Agreement and Acknowledgment of Security Interests (herein, this "AGREEMENT") dated as of July 17, 1998 between FAMILY BOOKSTORES COMPANY, INC., a corporation incorporated under the laws of Michigan (the "DEBTOR") and BANK OF SCOTLAND, as agent for the financial institutions (the "BANKs") from time to time party to the Loan Agreement referred to below (said agent, in such capacity, the "SECURED PARTY").

     WHEREAS the Debtor and the Secured Party are parties to a General Security Agreement (Floating Lien) dated as of October 31, 1994, as amended, supplemented and otherwise modified prior to the date hereof (said agreement, as so amended supplemented and otherwise modified, as amended by this Agreement and as from time to time hereafter amended, extended, restated, supplemented, renewed or otherwise modified, the "SECURITY AGREEMENT");

     WHEREAS the Debtor and the Secured Party are parties to a Loan Agreement, as heretofore amended, extended, restated, renewed and modified (herein, as so amended, extended, restated, renewed and modified and as from time to time hereafter amended, extended, restated, renewed or modified, the "LOAN AGREEMENT") dated as of October 31, 1994, pursuant to which the Banks have made certain loans to the Debtor and, pursuant to an Amended and Restated Loan Agreement (which, when it becomes effective, will amend and restate the Loan Agreement) dated as of October 31, 1994 (the "RESTATED LOAN AGREEMENT"), have agreed, subject to the terms and conditions set forth therein, to extend further loans to the Debtor in accordance with the terms thereof;

     WHEREAS the Debtor and Secured Party are parties to an Intellectual Property Mortgage Agreement dated as of October 31, 1994 and to an Intellectual Property Mortgage Agreement dated as of June 1, 1998 (said two agreements, as from time to time amended, restated, renewed or modified, the "IPMS"), and to certain other Security Documents (including, without limitation, a Cash Collateral Agreement and a Deposit Letter, each as defined in the Loan Agreement) as defined in the Loan Agreement (the "SECURITY DOCUMENTS");

     WHEREAS, it is a condition to the effectiveness of the Restated Loan Agreement and to the financial accommodations by the Banks to the Debtor contemplated therein that the Debtor enter into this Agreement;

     NOW THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

     1.   AMENDMENTS.  The Security Agreement is hereby amended as follows:

          A. DEFINITIONS. All the terms used herein which are defined in the Security Agreement (including, to the extent any such terms are to be amended by this Agreement, as if such terms were already amended by this Agreement, unless the context shall indicate otherwise) shall have the same meaning when used herein unless otherwise defined herein. All references to Sections in this Agreement shall be deemed references to Sections in the Security Agreement unless otherwise specified.

          B. EFFECT OF AMENDMENT. As used in the Security Agreement and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Effective Date (as hereinafter defined), any reference to the Security Agreement shall mean the Security Agreement as amended hereby.

          C.   DEFINED TERMS.  (a) The definition of "Collateral" in
Section 1 of the Security Agreement is hereby amended by adding the following subparagraph as subparagraph (iv) to such definition and by renumbering the existing subparagraph (iv) to such definition as subparagraph (v) thereto:

              "(iv) (A) each promissory note indicated on Annex I hereto
                    (all such promissory notes, the "PLEDGED DEBT");

                    (B)  all interest on the Pledged Debt;

                    (C) all collateral, liens and security interests securing the obligations of any issuer of any of Pledged Debt in connection with such Pledged Debt; and

                    (D) all rights of the Debtor with respect to the Pledged Debt; and"

     (b) The definition of "Collateral" in Section 1 of the Security Agreement is hereby further amended by deleting the numeral "(iii)" in subparagraph (v) (formerly subparagraph (iv)) thereto and replacing said numeral with the numeral "(iv)".

     2. SECTION 3. Section 3 of the Security Agreement is hereby amended by adding the following at the end thereof as subsections (p) and (q) thereof:

          "(p) The Debtor will not subordinate its right to receive any payment in respect of, or any of its other rights in connection with, any Pledged Debt to that of any other Person or obligation, or directly or


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
indirectly amend, modify, surrender, compromise, accept prepayment or waive any of its rights under any of the Pledged Debt (or agree to any of the foregoing) or take any action to enforce same without the prior written consent of Secured Party.

          (q) If any Event of Default should have occurred and be continuing, any principal, interest or other sums paid to Debtor upon or with respect to the Pledged Debt shall be received by the Debtor on behalf of and in trust for the Secured Party and shall be paid over promptly to the Secured Party, to be held as collateral security for the Secured Obligations."

     3.   ACKNOWLEDGMENTS.

          (a) Debtor acknowledges and agrees that (i) the instruments evidencing the Pledged Debt were and have been delivered to Secured Party as security for the Secured Obligations pursuant to the Pledge Agreement (the "PLEDGE AGREEMENT") dated as of November 14, 1994, as modified and amended through the date hereof between the Pledgors party thereto (including, without limitation, Debtor) and Bank of Scotland, as agent for certain Banks referred to therein, and that from and after the Amendment Effective Date, the Pledged Debt will continue to be held by the Secured Party as security for the Secured Obligations pursuant to the Security Agreement; and (ii)notwithstanding any termination (if any) of the Pledge Agreement on or after the date hereof, or that the Pledged Debt is now held as security under the Security Agreement, the Pledged Debt has been and will remain continuously pledged to the Secured Party as security for the Secured Obligations.

          (b) Debtor acknowledges and agrees that (x) references in the definition of "Secured Obligations" in the Security Agreement to the "Loans" and the "Notes" include, without limitation, reference to Loans and Notes, in each case, as defined in the Loan Agreement immediately prior to the Effective Date under the Restated Loan Agreement as well as to Loans and Notes as defined in the Restated Loan Agreement and (y) references in the definition of "Secured Obligations" in the Security Agreement to all other obligations of Debtor under the Loan Agreement, the other Loan Documents and any other agreement or instrument executed by Debtor in connection therewith include, without limitation, reference to all other obligations of Debtor under (A) the Loan Agreement and the other Loan Documents and other agreements and instruments executed by Debtor in connection therewith, in each case, at any time prior to the Effective Date under the Restated Agreement as well as to the obligations of Debtor under the Restated Agreement, and obligations of Debtor under Loan Documents as defined in the Restated Loan Agreement and to the other agreements and instruments executed by the Debtor in connection with the Restated Loan Agreement and/or any Loan Documents delivered in connection therewith.



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
          (c) In furtherance and not in limitation of the foregoing, Debtor acknowledges and agrees that (i) all Collateral (including, without limitation, the Pledged Debt (as defined in the Pledge Agreement and, pursuant to this Agreement, as defined in the Security Agreement) secures and continues to secure the Secured Obligations, (ii) the Security Agreement, each IPM, the Cash Collateral Agreement, each subordination agreement, and each other Security Document remain in full force and effect with respect to the Restated Loan Agreement and the obligations of the Debtor thereunder and under the other Loan Documents as fully as each applied to the Loan Agreement and the obligations of the Borrower thereunder and under the other Loan Documents immediately prior to the execution, delivery and effectiveness of the Restated Loan Agreement, (iii) neither this Agreement nor the execution, delivery or effectiveness of the Restated Loan Agreement shall extinguish the obligations for the payment of money outstanding under the Loan Agreement (whether before or after the Effective Date under Restated Loan Agreement) or discharge or release the lien or priority of any security therefore, (iv)nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement (whether before or after the Effective Date under Restated Loan Agreement) or instruments securing the same;(v) nothing in this Agreement, the Loan Agreement, the Restated Loan Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Debtor under any Loan Documents from any of its obligations and liabilities as a "Borrower", or "Debtor" or "Pledgor" under the Loan Agreement or any other Loan Document.

     4. AMENDMENT. Exhibit I hereto ("Pledged Debt") is hereby added as Annex I to the Security Agreement.

     5. RELEASE OF PLEDGED SHARES. Effective on the Amendment Effective Date, (i) subject to the proviso at the end of this sentence, the Secured Party hereby releases (without representation or warranty of any kind except that Secured Party has not encumbered said shares) (A) its lien on and security interest in (x) the shares of stock of Debtor constituting Pledged Shares under the Pledge Agreement dated as of November 14, 1994 between Pledgors party thereto and the Secured Party in its capacity as Pledgee thereunder (the "1994 PLEDGE AGREEMENT") and (y) the shares of stock of Debtor pledged to the Secured Party under any other pledge agreement as security for the obligations of Debtor under the Loan Agreement (the "OTHER PLEDGE AGREEMENTS"); and (B) any other right, title or interest of the Secured Party to the shares of stock of Debtor described in clause (x) and (y) above, including, without limitation, any dividend on or proceeds of such shares, and (ii) subject to the proviso at the end of this sentence, Secured Party hereby (x) releases each Holder under any Non-Pledged Shares Agreement (as defined in the Existing Loan Agreement) from the restrictions imposed by such agreement on the IRA Shares referred to therein; (y) releases each such Holder from its obligation to deliver to the Secured Party any such IRA Shares; and (z) agrees within 30 days after


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the Amendment Effective Date to deliver to Warner, Norcross & Judd, LLP any
Transmittal Letter referred to in any such Non-Pledged Shares Agreement delivered to the Secured Party by any Holder or cancel said Transmittal Letter; PROVIDED, that the foregoing releases and agreements do not extend to any shares of stock or IRA Shares issued by the Debtor which secure any Shareholder Notes or other obligations to Debtor, or to any Transmittal Letter delivered in connection therewith. In furtherance of the foregoing, Secured Party agrees that effective on the Amendment Effective Date, the shares of stock referred to in clause (i) above which are not excluded from the scope of such clause (i) by the proviso to the preceding sentence shall no longer constitute "Pledged Securities" as such term is used in the 1994 Pledge Agreement or any Other Pledge Agreement.

     6. EFFECTIVENESS. This Agreement shall become effective as of the Effective Date under the Restated Loan Agreement (such date, the AMENDMENT EFFECTIVE DATE")

     7. LIMITED NATURE OF AMENDMENTS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Security Agreement or any of the documents referred to therein or
(b) prejudice any right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the Security Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Security Agreement shall remain in full force and effect.

     8. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THIS AGREEMENT IS EXECUTED).

     9. COUNTERPARTS. The Agreement may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.











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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FAMILY BOOKSTORES COMPANY, INC.,        BANK OF SCOTLAND, as Secured
as Borrower, and as Pledgor,            Party, individually and as
Debtor and in all of its other          Agent
capacities under the Security
Documents


By____________________________          By___________________________
Name:                                   Name:
Title:                                  Title:




































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
                                                     EXHIBIT I to Amendment
                                                                to Security
                                               Agreement and Acknowledgment
                                                      of Security Interests

                                  ANNEX I

                               Pledged Debt

ISSUER                        NAME OF SECURITY            PRINCIPAL AMOUNT
------                        ----------------            ----------------
Jerry Hal Bailey              Promissory Note                  $60,000

Richard M. Butler             Promissory Note                  $80,000

Leslie E. Dietzman            Promissory Note                 $225,000

Craig B. Klamer               Promissory Note                  $50,000

Charles E. Cook               Promissory Note                  $50,000

Leslie E. Dietzman            Promissory Note                  $37,500

Richard M. Butler             Promissory Note                   $7,500

William Nielsen               Promissory Note                  $11,000

William Polzin                Promissory Note                   $7,000


















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